EXHIBIT 99.1

CERTIFICATION OF PERIODIC REPORT

I, Craig R. Ramsey, Executive Vice President, Chief Financial Officer and Secretary of AMC Entertainment Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the

quarterly period ended June 27, 2002, (the “Report”) fully

complies with the requirements of Section 13(a) or 15(d) of the Securities

Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 9, 2002

/s/ Craig R. Ramsey____________

Craig R. Ramsey

Executive Vice President,

Chief Financial Officer and Secretary